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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        DATE OF REPORT - AUGUST 25, 1998
                       (Date of earliest event reported)




                               MHM SERVICES, INC.
             (Exact name of Registrant as specified in its charter)



         DELAWARE                          1-12238                           52-1223048
(State of Incorporation)          (Commission File Number)          (IRS employer identification number)


         8000 TOWERS CRESCENT DRIVE, SUITE 810, VIENNA, VIRGINIA 22182
               (Address of principal executive offices, zip code)


                            AREA CODE (703) 749-4600
                               (Telephone number)
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ITEM 5.          Other Information.

                 Change in Directors: On August 22, 1998, the Board of Directors of MHM Services, Inc. (the "Registrant") unanimously elected Michael F. Sandler to serve on the Registrant's Board. Mr. Sandler, who previously served the Registrant as a Director from August 1993 until January 1997, is President and Chief Executive Officer of Veritext in Basking Ridge, New Jersey. Previously Mr. Sandler held the position of Senior Vice President - Finance and Chief Financial Officer and was on the Board of Directors of MEDIQ, Inc. From 1985 until August 1993 the Registrant had been a wholly-owned subsidiary
                 of MEDIQ.   Mr. Sandler was selected to fill the unexpired
                 term of Richard S. Freedman, Esquire, who resigned from the Board on August 25, 1998. Mr. Freedman gave no reason for his resignation. He had been a member of the Board since December 1997.




                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 29, 1998                     MHM SERVICES, INC.
                                              (REGISTRANT)


                                              /s/ Cleveland E. Slade
                                              -------------------------------
                                              Cleveland E. Slade
                                              Vice President - Finance and
                                              Chief Financial Officer